minim

Minim

NASDAQ: MINM

Minim Corporate Presentation | May 2022


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Safe Harbor Statement

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This presentation contains "forward-looking statements", within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to the Company's plans, expectations, and intentions. Actual results may be materially different from expectations as a result of known and unknown risks, including: risks associated with the Company's potential inability to realize intended benefits of the acquisition by merger of Zoom Connectivity, Inc.; the potential increase in tariffs on the Company's imports; the potential supply interruptions from manufacturing the Company's products in Vietnam; risks relating to global semiconductor shortages; potential changes in NAFTA; the potential need for additional funding which the Company may be unable to obtain; declining demand for certain of the Company's products; delays, unanticipated costs, interruptions or other uncertainties associated with the Company's production and shipping; the Company's reliance on several key outsourcing partners; uncertainty of key customers' plans and orders; risks relating to product certifications; the Company's dependence on key employees; uncertainty of new product development, including certification and overall project delays, budget overruns; the risk that newly introduced products may contain undetected errors or defects or otherwise not perform as anticipated; costs and senior management distractions due to patent related matters; risks from a material weakness in our internal control over financial reporting; the impact of the COVID-19 pandemic; risks associated with macroeconomic factors including supply chain issues, inflation, tightening of money markets and labor shortages; and other risks set forth in the Company's filings with the Securities and Exchange Commission. We believe these forward-looking statements are reasonable; however, these statements are only current predictions and are subject to known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from those anticipated by the forward-looking statements. Given these uncertainties, the Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in the Company's expectations or any change in events, conditions or circumstance on which any such statement is based.

Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information and has not independently verified such information.

This presentation has been prepared by Minim, Inc. (the "Company") solely for informational purposes based on its own information, as well as information from public sources. This presentation does not constitute an offer to sell, nor a solicitation of an offer to buy, any securities of the Company by any person in any jurisdiction in which it is unlawful for such person to make such an offering or solicitation. Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.

Today's Presenters

minim



onsip now part of Intrado

L'ORÉAL

Nicole Zheng

PRESIDENT & CMO

- 11+ year SaaS CMO at Minim, Antidote Technologies, and OnSIP (ACQ: Intrado) and cofounder, Minim (pre-merger)
- Former Management Associate at L'OREAL USA, consumer goods manufacturing experience
- Received BS, Materials Science & Engineering and BS, Engineering & Public Policy, Carnegie Mellon University; Finance & Accounting & Management Certifications, Wharton Online



ARRIS

Verifone

Mehul Patel

CFO

- 12+ years experience in executive roles in Finance at Minim, Verifone, CommScope, ARRIS, and Motorola Mobility
- Former Director of Global Supply Chain Finance at CommScope, responsible for $7B ARRIS business.
- Received BS, Accounting, Penn State University

minim

Our Mission

Help everyone do more and live better with connectivity.


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Overview
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17/20 devices online
WiFi networks
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Smith family
Guests
Acme Inc
Network

You May Know Us As Motorola

Exclusive Brand License

We have the license to make and distribute home networking & security products under the Motorola brand. You can find our products in Amazon, Best Buy, Walmart, Target, and other retail stores.

Long-Standing Relationship

Our license has expanded in category & geography since first established in 2016. Current license runs to December 2025 & we're in frequent communication.

Extensive Operational Support

Dedicated Motorola resources for product security testing, manufacturing, logistics, design, marketing, trademark rights & business development.

New Market Accelerant

Provides expedited entrance and operational abilities in global markets with brand recognition, market intel, and supply chain partners.

Difficult to Replicate

Earned our place as one of the top 5 licensees and have established factory approvals and a co-branded product— the **moto**sync app, powered by Minim.


motorola

Investment Thesis

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New Management Outperformed the Industry Leader By 7x in CAGR

- Minim formed out of a merger and installed a new Management Team in Dec 2020
- Appointed new CFO & added Engineering Leadership in the past 6 months
- For FY21, Minim's GAAP Revenue was $55.4M, up by 16% Y/Y, resulting in a 3 year CAGR of 21%
- By way of context, the industry leader's FY21 revenue dropped by 7% compared to FY20, resulting in a 3 year CAGR of 3%

Software Transformation Strategy To Grow Customer Lifetime Value (CLTV)

- Our mobile app is a vehicle for increased CLTV via loyalty programs & upsells.
- Software-enabled 20% of the product portfolio in FY21 & are on track for 100% and 100K+ users in FY22

Multi-Pronged GTM with Untapped Potential In US Channels & Global Markets

- **Amazon US:** In FY21, we jumped from #3 to #1 in market share (40%+) for our core categories, modems & gateways. Untapped potential globally
- **Retail US:** Best Buy, Target, Walmart, Newegg, Staples. Established Walmart.com Direct in Q421 and launched MotorolaNetwork.com. Signed 3 distributors in Q122
- **B2B2C:** We have delivered our cloud WiFi software platform to 140+ small ISPs & are in trial with 3 Large ISPs

Closing the Gap to Profitability, Undervalued with a Highly Attractive Investment Profile

- Market cap is less than total assets and revenue, despite outperformance & tracking towards profitability
- Heads down on executing towards profitability
- Completed Nasdaq uplist and raised $25M in Summer 2021 to invest in general corporate and working capital, including inventory optimization

A Massive & Growing Market

minim

"In the last 20 years, Wi-Fi has been the technology that has the biggest socioeconomic impact... contributing to the world about $2 trillion dollars in economic value each and every year."[1]



$89B
Annual Estimated TAM
Intelligent Home
Networking
(7% CAGR)[2]
Market drivers
Consumers demand more speed, data, & a secure & quality experience using the latest WiFi 6E, WiFi 7, DOCSIS 4.0 & GPON 10G & 5G / 6G

1. https://www.wi-fi.org/who-we-are

2. Cable.co.uk Point Topic

minim

Our products and customers


moto sync
Overview
Home network
online
17/20 devices online

Critical Home Infrastructure

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CHANEL



moto sync
POWERED BY MINIM

“No issues at all setting up our new mesh system! Love this system and great app!”

★★★★★ KEL4UCLA

WiFi management


moto sync
POWERED BY MINIM
Your network looks **good**!
Living room
Kitchen
Office
14 devices
WiFi networks
+ Add network
Smith family
Private Home | 12 devices

Security alerts


Security
On the lookout for
140,202 known threats
Malware
No active malware detected
Intrusions
No active intrusions detected
Known vulnerabilities

Parental controls


Full Home Filter
Full Home Filter
Filter web content for all devices and profiles on your network.
Filter search
Discover which filter is blocking a website
Security Plus
Block known malicious websites on your devices
Ad Privacy
Block ads and their tracking platforms on your devices
Adult Block

Data usage insights


Timeline
All
Speed test
12:35 PM 6/4/19
Web
Music
SD
Games
HD
4K
486
Mbps
203
Mbps
4
ms
Boston, MA
speedtest-server.sterry.com
Security incident
12:35 PM 6/4/19
Outbound traffic to

Retail Products

minim

Growing E-Commerce

- Amazon.com: After growing Amazon sales by 53% in FY21, we held #1 market share position for core category sales in Q122
- Walmart.com: Increased gross sales by 44% in Q122 and doubled our market to 8.6% from 4.2% in Q421

Growing Average Selling Price

- ASP up 7% in FY21; to $104.78 from $97.93, and $121 in Q122
- Top 3 Sellers included Motorola MG8702, Minim's first intelligent product to market with **moto**sync

Growing New Category Awareness

- "Motorola MH7603 mesh router review: Inexpensive Wi-Fi 6 for the win" - ZDNET, 05/05/22
- "The continued growth of the mesh routers segment has been significantly impactful to our retail clients, so we're thrilled to share what Minim has to offer." - Best In Class Suppliers, 05/09/22


motorola
MG8702
moto sync
Your network looks good!
Living room
14 devices
WiFi networks
+ Add network
Smith family

BEST BUY Walmart Staples amazon target newegg

B2B Products

minim

"We're very excited to deploy Minim's intuitive software and hardware solutions. We're confident our collaboration will improve connectivity throughout Indonesia."



Edward Sanusi
Chief Technology & Product Officer
PT Link Net Tbk

Minim helps ISPs lower support costs up to 50%, increase customer retention, and boost ARPU. In addition to having served 140+ ISPs, we now have trials with Link Net, D-VoiS, and Vox, which represent a collective subscriber count of 33.3M.


M4RW
Katrina G K Ambrose
Minim Score
83
Overview
Security
Router Settings
Timeline
User Settings
Users
Insights
Traffic
Internet Speed Test
128 ms
9.50 Mbps
2.88 Mbps
Browsing
Audio
SD Video
HD Video
4K Video
Run Speed Test
7 Devices Online Now
7 Total Devices
3 Known Issues
Network Devices
Living room
router
2.4 GHz
5 GHz

irdeto D-VoiS AIRLINK WIRELESS AW BROADBAND ROCKSOLID INTERNET

Our Technology

minim

- Performs AI-driven device fingerprinting & behavior monitoring (patent pending)
- Powers seamless device setup (patent for mesh) and networking device firmware updates
- Analyzes device behavior and translates into health scores and security alerts
- Protects the privacy and security in the home with automatic malware & ad tracker blocking
- Runs diagnostic testing, e.g. speed tests, signal strength
- Actions preferences for each home, e.g. child bedtime hours, guest network management
- Powers applications, devices, and offers APIs & open-source middleware agent for integration


moto sync
POWERED BY MINIM
Your network looks good!
Living room
Kitchen
Office
14 devices
WiFi networks
+ Add network
Smith family
Private Home | 12 devices
Network

minim

Our Strategy



Software Transformation

minim


motorola

2021: Increased Intelligent Products

- Products with mobile app increased from 1 to 5
- Increased ASP
- Brought WiFi firmware in-house
- Became 1st to offer in-app support
- Filed Blockchain invention



2022: All Products Become Intelligent

- Mobile app distributed on all Minim hardware
- App gets "Shop" on MotorolaNetwork.com
- Aims to reach 100k Minim Intelligent Networks & increase user acquisition


minim
Starbucks

2023: Standalone App with Upgrades ($)

- Helps everyday WiFi users test, rate & improve WiFi
- Grows user acquisition with app-first users
- Grows CLTV with upsell software & hardware

2024+: WiFi Guide / Marketplace

- With all-network capabilities, Minim is positioned to offer a platform to search, test, rate, and pay for WiFi access
- Blockchain patent supports this vision

2022 Strategic Priorities

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Expand US Market Share	• Continued market share expansion from 27% in core categories through new distributor partnerships and e-commerce • Build Motorola Mesh awareness and sales for e-commerce sales this year & potential retail product placement in FY23
Make Customers Happy	• Launch high-speed mesh products • R&D underway for a new category entry next year • Deliver exceptional value to all customers in the **moto**sync app
Risk management	• Mitigate supply chain risk with multi-prong strategy • Capitalize on new supply chain partnerships for resiliency • Focus on talent acquisition & retention with the Great Reshuffle
Financial management	• Focus on cost improvement in both COGS & OPEX Continued Improvement on Inventory turns


moto sync
Home network

minim

Financials


NASDAQ WELCOMES
MINIM INC'S
LISTING ON NASDAQ
minim
MINM NasdaqListed
Nasdaq
HISTORY AS YOU
KNOW IT
RENT NOW

Net Revenue by Quarter

minim

Q122 Net Revenue of $13.3M

This is up 27% Q/Q from $10.5M

Q122 Deferred Revenue Increased to $832K

Exiting the quarter



Quarterly Revenue Trend
Millions ($M)
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
-
12.0
10.3
12.0
13.7
15.0
14.9
15.0
10.5
13.3
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022

Gross Margin by Quarter

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Q122 Gross Margin of 31.5%

Compared to 33% in the prior quarter and 30.1% in the year ago quarter

Q122 Higher ASP Sales (+27% Q/Q)

From intelligent product sales, with focus on higher margin sales channels



Gross Margin
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
25.9%
20.7%
32.2%
32.8%
34.0%
30.1%
29.9%
33.0%
31.5%
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q42021
Q1 2022

Operating Income by Quarter

minim

Q122 Operating Income of $(2.5M)

Negatively impacted by sales performance in retail and supply chain effects on new product introduction



Operating Income
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
3.0
2.0
1.0
-
(1.0)
(2.0)
(3.0)
(4.0)
Millions ($M)
(0.7)
(1.5)
(0.3)
(2.2)
(0.5)
(1.4)
1.8
(3.1)
(2.5)

Adjusted EBITDA by Quarter

minim

Q122 Adjusted EBITDA of ($1.7M)

Compared to $0.3M in Q1 2021
$1M impacted due to Revenue and Product mix; $1M impact on investing in R&D and Sales efforts necessary to support our transformation

Compared to ($3.1M) for Q4'21
$0.7M improvement due to Revenue and Product mix; $0.35M due to stock comp exp; $0.5M due to GAAP sales to booking



Adjusted EBITDA
Millions ($M)
1.5
1.0
0.5
-
(0.5)
(1.0)
(1.5)
(2.0)
(2.5)
(3.0)
(3.5)
0.9
0.5
0.8
(0.5)
0.3
(0.3)
(1.4)
(3.1)
(1.7)
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022

Cash Balance by Quarter

minim

Q122 Ending Cash Balance of $10.5M

Decrease of $2.4M compared to prior quarter end.

Investment Decisions

Decrease in cash on a Q/Q basis was driven by investment decisions, largely our strategic inventory purchasing to hedge against component shortages. Accounts Payable is also down from $12.5M at the end of prior quarter to $8.2M.

Inventory Exited with $30M

Decrease from $32.5M as we exited Q421. We continue to expect our cash position to improve over the course of the year as we sell through.



Cash Balance
Millions ($M)
25
20
15
10
5
0
0.6
8.4
4.8
1.6
1.2
1.6
19.4
13.1
10.5
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022

Thank You

Investor Day: June 9th, 2022
Visit: ir.minim.com
Email: InvestorRelations@minim.com

